Exhibit 99.2

Exhibit 99.2

INVESTOR PRESENTATION

FS Investment Corporation

LISTING UPDATE

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

February 19, 2014

Important considerations

An investment in the common stock of FS Investment Corporation (FSIC, we or us) involves a high degree of risk and may be considered speculative. The following are some of the risks an investment in our common stock involves; however, you should carefully consider all of the information found in the section of our Forms 10-Q and 10-K filings entitled “Risk Factors” and in our other public filings before deciding to invest in shares of our common stock.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies.

Investing in middle-market companies involves a number of significant risks, any one of which could have a material adverse effect on our operating results.

A lack of liquidity in certain of our investments may adversely affect our business.

We are subject to financial market risks, including changes in interest rates, which may have a substantial negative impact on our investments.

We have borrowed funds to make investments, which increases the volatility of our investments and may increase the risks of investing in our securities.

We have limited operating history and are subject to the business risks and uncertainties associated with any new business.

Our distributions may be funded from unlimited amounts of offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to us for investment.

This presentation is for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of FSIC. The tender offer will be made only pursuant to an offer to purchase, letter of transmittal and related materials (the Tender Materials) that FSIC intends to distribute to its stockholders and file with the Securities and Exchange Commission (SEC). The full details of the tender offer, including complete instructions on how to tender shares of common stock, will be included in the Tender Materials, which FSIC will distribute to stockholders and file with the SEC upon the commencement of the tender offer. Stockholders are urged to carefully read the Tender Materials when they become available because they will contain important information, including the terms and conditions of the tender offer. Stockholders may obtain free copies of the Tender Materials that FSIC files with the SEC at the SEC’s website at: www.sec.gov or by calling the information agent who will be identified in the

Tender Materials. In addition, stockholders may obtain free copies of FSIC’s filings with the SEC from FSIC’s website at: www.fsinvestmentcorp.com or by contacting FSIC at Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, PA 19104 or by phone at (877) 628-8575.

2

Forward-Looking Statements

Some of the statements in this presentation constitute forward-looking statements because they relate to future events or the future performance or financial condition of FSIC. The forward-looking statements contained in this presentation may include statements as to: our future operating results; our business prospects and the prospects of our portfolio companies; the impact of the investments that we expect to make; the ability of our portfolio companies to achieve their objectives; our current and expected financings and investments; the adequacy of our cash resources, financing sources and working capital; the timing and amount of cash flows, distributions and dividends, if any, from our portfolio companies; our contractual arrangements and relationships with third parties; actual and potential conflicts of interest with FB Income Advisor, LLC (FB Advisor), FS Investment Advisor, LLC, FS Energy and Power Fund, FSIC II Advisor, LLC, FS Investment Corporation II, GSO / Blackstone Debt Funds Management LLC or any of their respective affiliates; the dependence of our future success on the general economy and its effect on the industries in which we may invest; our use of financial leverage; the ability of FB Advisor to locate suitable investments for us and to monitor and administer our investments; the ability of FB Advisor or its affiliates to attract and retain highly talented professionals; our ability to maintain our qualification as a regulated investment company (RIC) and as a business development company (BDC); the impact on our business of the Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules and regulations issued thereunder; the effect of changes to tax legislation and our tax position; the tax status of the enterprises in which we invest; our ability to complete the listing of our shares of common stock on the New York Stock Exchange LLC (NYSE); our ability to complete the related tender offer; and the price at which shares of our common stock may trade on the NYSE, which may be higher or lower than the purchase price in the tender offer.

In addition, words such as “anticipate,” “believe,” “expect” and “intend” indicate a forward-looking statement, although not all forward-looking statements include these words. The forward-looking statements contained in this presentation involve risks and uncertainties. Our actual results could differ materially from those implied or expressed in the forward-looking statements for any reason. Factors that could cause actual results to differ materially include: changes in the economy; risks associated with possible disruption in our operations or the economy generally due to terrorism or natural disasters; and future changes in laws or regulations and conditions in our operating areas.

We have based the forward-looking statements included in this presentation on information available to us on the date of this presentation. Except as required by the federal securities laws, we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise. You are advised to consult any additional disclosures that we may make directly to stockholders or through reports that we have filed and may file in the future with the Securities and Exchange Commission (SEC), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. In addition, information related to past performance, while helpful as an evaluative tool, is not necessarily indicative of future results, the achievement of which cannot be assured.

Investors should not view the past performance of FSIC, or information about the market, as indicative of FSIC’s future results.

3

The Franklin Square BDC model

FSIC COMPLETES POTENTIAL

LAUNCHES OFFERING LISTING

2009 2010 2011 2012 2013 April 2014

Phase 1 Phase 2 Phase 3

Build portfolio Prepare for listing Maximize value

Raised $2.6 billion in equity capital Continued transition to List when market

Advantageously used continuous offering model direct originations conditions are to deploy capital over multi-year period Optimized portfolio and favorable leverage facilities Provide new

Increased distribution investors access to

rate FSIC’s scale and

origination platform

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Why Franklin Square’s model is unique

INITIAL PORTFOLIO SIZES OF RECENT BDC IPOs AND THE PROPOSED FSIC LISTING1

Scale provides competitive advantage for originations

Experienced management team

Fully-invested portfolio

$378.9 $326.3

$194.4 $187.8 $198.1 $210.5 $197.4 $132.9

$67.5 $41.5 $0.0

TCP Capital Monroe Stellus OFS Capital WhiteHorse Garrison Harvest Fifth Street Capitala American CM Finance FS

Capital Corp. Capital Corp. Finance, Inc. Capital Capital Credit Senior Finance Capital Inc. Investment

Investment Corp. Floating Rate Corp. Senior Corp.

Corp. Corp. Floating, Ltd.

4/4/2012 10/24/2012 11/7/2012 11/7/2012 12/4/2012 3/26/2013 5/2/2013 7/11/2013 9/25/2013 1/15/2014 2/5/2014 1H 2014

$4,200.8

Source: Public filings. Dollar amounts shown are in millions. The initial portfolio for FSIC is based on the fair value of investments as of the quarter ended September 30, 2013. The initial portfolio for the other BDCs shown based on the respective fair values of investments pro forma for the respective BDC’s initial public offering.

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FS INVESTMENT CORPORATION
A Business Development Company

Platform provides a competitive advantage

SCALE + INVESTMENT EXPERTISE + BRAND = COMPETITIVE ADVANTAGE

FRANKLIN SQUARE CAPITAL PARTNERS	GSO CAPITAL PARTNERS A Blackstone Company	Blackstone
• **LARGEST MANAGER OF BDCs**[1]	• **LEADING MANAGER OF ALTERNATIVE CREDIT** focused on non-investment grade corporate debt	• **LEADING MANAGER OF ALTERNATIVE INVESTMENTS**
• **60 BDC PROFESSIONALS**[2]	• **GLOBAL PRESENCE** with over 250 employees[3]	• **LEADING FRANCHISES** in credit, private equity, real estate, hedge fund solutions and financial advisory
• **SCALE** allows for one-stop financing solutions and low cost structure	• **INVESTMENTS IN MORE THAN 1,100** corporate credits[3]	• **BRAND AND SCALE** provides exceptional access
• **259 PORTFOLIO COMPANIES** across entire BDC platform[2]	• **$17.9 BILLION** in directly originated transactions[3]	• **BLACKSTONE'S GROUP PURCHASING ORGANIZATION** available to FSIC portfolio companies

1 Based on total balance sheet assets as of September 30, 2013. Includes the assets of FSIC, FS Investment Corporation II and FS Energy & Power Fund.
2 As of September 30, 2013.
3 As of December 31, 2013.

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Scale makes FSIC immediately relevant

TOTAL ASSETS AND BOOK EQUITY OF SELECT BDCs1

$9,000 Total Assets (in millions)2

Total Book Equity (in millions) 2

$8,000

$7,000 7,754 3rd largest

$

$6,000 EXTERNALLY MANAGED BDC

$5,000

5,194

$4,000 $

4,392 $ 4,634

$

$3,000 3,231 3,380

$

$2,000 $

$ 2,598 2,454 $ 1,256 1,255 1,194 1,077 1,022

$

$1,000 1,925 $ $ 660 986 $ $ 719 $ 696 $ 642 $ 528

$ 1,370 1,265 $ $ $

$ $

$0

ARCC PSEC FSIC AINV FSC GBDC SLRC PNNT BKCC NMFC TICC

1 Total assets and book equity of the ten largest externally managed BDCs by total assets. ARCC: Ares Capital Corporation; PSEC: Prospect Capital Corporation; FSIC: FS Investment Corporation; AINV: Apollo Investment Corporation; FSC: Fifth Street Finance Corp.; GBDC: Golub Capital BDC, Inc.; SLRC: Solar Capital Ltd.; PNNT: PennantPark Investment Corporation; BKCC: BlackRock Kelso Corp.; NMFC: New Mountain Finance Corporation; TICC: TICC Capital Corp.

2 Total assets and total book equity shown in millions as of the quarter ended September 30, 2013 for ARCC, FSIC, SLRC, BKCC, NMFC and TICC. Total assets and total book equity shown in millions as of the quarter ended December 31, 2013 for PSEC, AINV, FSC, GBDC and PNNT.

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FS INVESTMENT CORPORATION
A Business Development Company

Senior debt = premium pricing

% SENIOR DEBT[1]

GREATER THAN 80% SENIOR DEBT:
Average distribution rate[2]: **8.63%**
Average premium to NAV[3]: **10%**

LESS THAN 80% SENIOR DEBT:
Average distribution rate[2]: **9.97%**
Average premium to NAV[3]: **4%**


80%
100%
75%
50%
25%
0%
96%
93%
86%
82%
81%
75%
72%
67%
60%
51%
43%
GBDC
NMFC
ARCC
FSIC
FSC
PSEC
TICC
BKCC
PNNT
AINV
SLRC
FS INVESTMENT

1 Senior debt includes first lien senior secured loans, second lien senior secured loans and senior secured bonds. ARCC senior debt includes Subordinated Certificates of the Senior Secured Loan Program. GBDC senior debt includes GBDC's Senior Loan Facility. Senior debt based on fair value as of September 30, 2013, for NMFC, ARCC, FSIC, TICC, BKCC and SLRC. Senior debt based on fair value as of December 31, 2013, for GBDC, FSC, PSEC, PNNT and AINV. Sourced from public filings of the ten largest externally managed BDCs by total assets.

2 Distributions rates based on each BDC's last declared regular cash distribution and share price data as of February 14, 2014.

3 Premiums based on each BDC's last declared NAV and share price data as of February 14, 2014. There can be no assurance that FSIC will trade at a premium to NAV if FSIC lists its shares. FSIC's actual share price upon any listing could be significantly higher or lower than values shown.

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BDC valuations and implied FSIC share price

PREMIUM TO NAV (as of February 14, 2014)1 Implied FSIC

share price2

GBDC 1.23x $12.42

ARCC 1.13x $11.41

PSEC 1.06x $10.71

PNNT 1.05x $10.61

NMFC 1.05x $10.61

TICC 1.05x $10.61

AINV 1.05x $10.61

BKCC 1.01x $10.20

SLRC 0.99x $10.00

FSC 0.98x $9.90

AVERAGE 1.06x $10.71

PEER AVERAGE3 1.10x $11.11

0.90x 0.95x 1.00x 1.05x 1.10x 1.15x 1.20x 1.25x 1.30x

1 Premiums of the ten largest externally managed BDCs based on total assets. Share price data as of February 14, 2014 and each BDCs’ last reported NAV as reported in public filings. There can be no assurance that

FSIC will trade at a premium to NAV if FSIC lists its shares. FSIC’s actual share price upon any listing could be significantly higher or lower than values shown.

2	Based on FSIC’s last reported NAV per share of $10.10 as of September 30, 2013.
3	Peer group includes GBDC, ARCC, NMFC and FSC.

How FSIC continues to add value

At listing After listing

8.00% $0.48

target annualized undistributed net

distribution rate1 investment income

+ and realized capital

gains2

Potential

per share

special cash

distributions3

1 Target annualized distribution rate based on FSIC’s monthly distribution per share of $0.072 declared in February 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC’s common stock at or following the time of listing. There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.

2 FSIC’s $0.48 per share of undistributed net investment income and realized capital gains as of September 30, 2013. The $0.48 of undistributed net investment income and realized capital gains is currently reflected in NAV. Any special cash distributions would serve to reduce NAV.

3 The FSIC board of directors may choose to distribute all, none or a portion of FSIC’s excess undistributed net investment income and realized capital gains.

FS INVESTMENT CORPORATION
A Business Development Company

FSIC is an income solution

DISTRIBUTION YIELDS ACROSS ASSET CLASSES



FS INVESTMENT CORPORATION
A Business Development Company
FSIC[1]
8.00%
FSIC
Traditional investment options[2]
3.09%
Dow Jones Dividend Index
1.12%
Treasury Inflation Protected Securities
Fixed income options[2]
5.86%
High-yield bonds
4.06%
Syndicated bank loans
3.53%
Investment grade bonds
Other income alternatives[2]
6.30%
MLPs
5.88%
REITs

1 Target annualized distribution rate based on FSIC's monthly distribution per share of $0.072 declared in February 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC's common stock at or following the time of listing. There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.

2 Dow Jones Dividend Index represented by the iShares Dow Jones Select Dividend ETF (DVY), Treasury Inflation Protected Securities represented by the iShares Barclays TIPS Bond ETF (TIP), High Yield Bonds represented by the iShares iBoxx $ High Yield Corporate Bond ETF (HYG), Syndicated Bank Loans represented by the PowerShares Senior Loan Portfolio ETF (BKLN), Investment Grade Bonds represented by the iShares iBoxx $ Investment Grade Corporate Bond ETF (LQD), MLPs represented by the ALPS Alerian MLP ETF (AMLP) and REITs represented by the Vanguard REIT Index ETF (VNQ). Distribution yields as of February 7, 2014. This data is for illustrative purposes only.

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FSIC’s value proposition

8.00% 105% 16.3% PROVEN

target annualized cumulative average PERFORMANCE

distribution rate1 total return2 annual return2

Direct originations PROVEN

Distributions paid from net investment income and capital gains3 PORTFOLIO

Fully ramped portfolio3

Invest primarily in senior secured, floating rate loans of U.S. private companies PROVEN

Generate income and capital appreciation STRATEGY

PROVEN

+ MANAGEMENT

1 Target annualized distribution rate based on FSIC’s monthly distribution of $0.072 per share declared in February 2014 and an assumed FSIC listing price of $10.80 per share. This assumed listing price of $10.80 per share is hypothetical and is not intended to be indicative of the current or future value of the shares of FSIC’s common stock at or following the time of listing. There can be no assurance a listing will occur. If a listing occurs, the actual listing share price may be significantly higher or lower. Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.

2 Cumulative and average annual GAAP returns since inception through the quarter ended September 30, 2013. These returns are calculated in accordance with GAAP using NAV performance and cash distributions declared during the relevant period and represent the return on the fund’s investment portfolio rather than an actual return to stockholders.

3 As of September 30, 2013.

FS INVESTMENT CORPORATION
A Business Development Company

FSIC listing details

TICKER	FSIC
EVENT	Listing shares on the NYSE
ANTICIPATED TIMING[1]	April 2014
STOCKHOLDER LOCK-UP	None; fully tradable at listing
MANAGEMENT LOCK-UP	Expected for 180 days post listing
POST-LISTING TENDER[2]	Up to $250 million tender at expected listing
POTENTIAL POST-TENDER SHARE PURCHASES[3]	Up to $125 million being considered: – $100 million from Franklin Square Holdings – $25 million from FSIC and Franklin Square Holdings management
CURRENT ANNUALIZED DISTRIBUTION[4]	$0.864 per share
SPECIAL CASH DISTRIBUTIONS[5]	Expect to make one or more special cash distributions

LISTING CONSIDERATIONS

- An innovative offering model
- Publicly-traded BDC premiums suggest potential for share price appreciation
- Special distribution(s) post-listing expected
- No longer an illiquid alternative
- Compares well to other income-producing investments
- Sets precedent for the BDC industry
- Continued sponsor commitment

1 There can be no assurance FSIC will list in this time frame or at all.
2 Terms of the FSIC tender offer, including size thereof, are subject to the discretion of FSIC's board of directors.
3 Franklin Square Holdings and FSIC and Franklin Square Holdings management do not intend to participate in the tender offer. There can be no assurance that Franklin Square or any member of FSIC or Franklin Square Holdings management will purchase any shares. Any such purchases may be conducted in open market transactions (which may include 10b5-1 plans), subject to restrictions under applicable law.
4 Distributions are not guaranteed and are subject to the discretion of the board of directors of FSIC.
5 FSIC had $0.48 per share of undistributed net investment income and realized capital gains as of September 30, 2013, a portion of which may be used for special cash distributions. Distributions are at the discretion of FSIC's board of directors. The FSIC board of directors may choose to distribute all, none or a portion of FSIC's excess undistributed net investment income and realized capital gains.

13

FSIC listing operational review

ACCOUNT FREEZE Expected to begin approximately two weeks prior to listing.

Will be terminated shortly prior to listing subject to the occurrence of a listing. After listing, a new DRP may

DISTRIBUTION be put into place so stockholders can again reinvest monthly distributions in additional shares of FSIC.

REINVESTMENT If the current DRP is terminated, pending the adoption of a new DRP, stockholders that had elected to

PLAN (DRP) participate in the current DRP will receive cash rather than shares in respect of any cash distribution declared by FSIC.

FRACTIONAL The mechanics required for transferring shares in order for FSIC to list will not accept fractional shares. If an investor owns any fractional shares in FSIC, FSIC expects to “round up” the number of fractional shares

SHARES held by stockholders immediately prior to a listing to the nearest whole number of shares.